UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       July 3, 2001
                                                 ------------------------


                                   XAIBE, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                       0-22678                      76-0594907
----------------------------  ---------------          -------------------------
(State or other jurisdiction  (Commission                      (IRS Employer
 of incorporation)             file number)            Identification Number)


               13100 N.W. Freeway, Suite 130, Houston, Texas 77040
              -----------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (713) 690-9233
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              (Registrant's telephone number, including area code)



                   -----------------------------------------
         (Former name and former address, if changed since last report)

                                EXPLANATORY NOTE

         The Form 8-K, dated July 2, 2001, of Xaibe, Inc. reporting under Item 4 the dismissal of Janet Loss, CPA, P.C. as the Company's independent accountant is amended to file the letter dated September 10, 2001 received from Janet Loss, CPA, P.C. relating to the disclosure in the Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.            Description
     -----------            -----------

     16 Letter, dated September 10, 2001, from Janet Loss, CPA, P.C. re: change in certifying accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                               XAIBE, INC.

Dated: September 14, 2001
                                               By:  /s/ Lowell Nicholas
                                                  --------------------------
                                                    Lowell Nicholas
                                                    Chief Executive Officer